                         ASSUMPTION AGREEMENT


     THIS ASSUMPTION AGREEMENT ("Agreement") is made and entered into this 25th day of July, 1997, by and among HARVEYS CASINO RESORTS, a Nevada corporation ("HCR"), HARVEYS TAHOE MANAGEMENT COMPANY, INC., a Nevada corporation ("HTMC"), and WELLS FARGO BANK, National Association, as Agent Bank on behalf of itself and each of the Lenders, Swingline Lender and L/C Issuer described hereinbelow, hereinafter referred to as "Agent Bank".

                           R_E_C_I_T_A_L_S:

     A. Reference is made to that certain Reducing Revolving Credit Agreement, dated as of August 14, 1995, as amended by First Amendment to Reducing Revolving Credit Agreement dated as of May 15, 1996, Second Amendment to Reducing Revolving Credit Agreement dated as of May 23, 1996 and Third Amendment to Reducing Revolving Credit Agreement dated September 30, 1996 (the "Existing Credit Agreement"), by and among Harveys Casino Resorts, a Nevada corporation, Harveys C.C. Management Company, Inc., a Nevada corporation, Harveys Wagon Wheel Casino Limited Liability Company, a Colorado limited liability company and Harveys Iowa Management Co., Inc., a Nevada corporation (collectively the "Existing Borrowers"), the Lenders therein named (each, together with their respective successors and assigns, individually being referred to as a "Lender" and collectively as the "Lenders"), Wells Fargo Bank, National Association, as the swingline lender (herein in such capacity, together with its successors and assigns, the "Swingline Lender"), Wells Fargo Bank, National Association, as the issuer of letters of credit hereunder (herein in such capacity, together with its successors and assigns, the "L/C Issuer") and Wells Fargo Bank, National Association, as administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, Swingline Lender and L/C Issuer, collectively referred to as the "Banks").

     B. HTMC is a wholly owned subsidiary of HCR organized for the purpose of holding title or leasehold interests, as applicable, to and operating the hotel Casino and related business activities located on that certain real property (the "Real Property") more particularly described on that certain exhibit marked "Exhibit A", affixed hereto and by this reference incorporated herein and made a part hereof.

     C. The credit facilities established under the Existing Credit Agreement are further evidenced by: (i) that certain Reducing Revolving Credit Promissory Note (the "Note") dated August 14, 1995, in the original principal sum of One Hundred Fifty Million Dollars ($150,000,000.00), executed by Existing Borrowers, payable to the order of Agent Bank on behalf of the Lenders, and (ii) that certain Swingline Note (the "Swingline Note" and together with the Note, collectively the "Notes") dated August 14, 1995, in the original principal sum of Five Million Dollars ($5,000,000.00), executed by Existing Borrowers, payable to the order of Swingline Lender.

     D. The Credit Agreement and Notes are secured by, amongst other things, the following documents and instruments (herein collectively the "Tahoe Security Documents"):

         (i) Leasehold and Fee Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents (Tahoe), recorded August 16,
     1995, in the Official Records of Douglas County, Nevada, in Book
     895, at Page 2526, as Document No. 368422;

         (ii) UCC-1 Financing Statement (Tahoe) recorded August 16, 1995, in the Official Records of Douglas County, Nevada, in Book 895, at
     Page 2596, as Instrument No. 368427;

         (iii) UCC-1 Financing Statement (Tahoe) filed in the Office of the Secretary of State of the State of Nevada on August 16, 1995, under File No. 9511516;

         (iv) Assignment of Spacelease, Contracts, Rents and Revenues (Tahoe) recorded August 16, 1995, in the Official Records of
     Douglas County, Nevada, in Book 895, at Page 2571, as Instrument
     No. 368425;

         (v) Assignment of Permits, Licenses and Contracts (Tahoe) recorded August 16, 1995, in the Official Records of Douglas County, Nevada, in Book 895, at Page 2585, as Instrument No. 368426;

         (vi) Assignment of Park Cattle Lease recorded August 16, 1995, in the Official Records of Douglas

     County, Nevada, in Book 895, at Page 2553, as Instrument No. 368423;

         (vii) Assignment of Tahoe Greenbelt Lease recorded August 16, 1995, in the Official Records of Douglas County, Nevada, in Book
     895, at Page 2562, as Instrument No. 368424; and

         (viii) Assignment of California Greenbelt Lease recorded August 16, 1995, in the Official Records of El Dorado County, California, in
     Book 4522, at Page 088, as Document No. 036647.

     E. Concurrently or substantially concurrently herewith, HCR has or is about to transfer and convey to HTMC, all right, title and interest held by HCR in and to the Real Property. Concurrently herewith, Existing Borrowers, HTMC, HCR Services Company, Inc., a Nevada corporation ("HCRSC") and Banks have entered into a Fourth Amendment to Reducing Revolving Credit Agreement ("Fourth Amendment to Credit Agreement" and together with the Existing Credit Agreement, collectively the "Credit Agreement") for the purpose, amongst other things, of providing for the assumption of the Credit Agreement and Notes by HTMC and HCRSC.

     F. HCR and Agent Bank desire to execute this Assumption Agreement for the purpose of further evidencing HTMC's assumption of all duties, obligations and liabilities as a Borrower under the Credit Agreement and the Notes and of each duty, obligation and liability of HCR as set forth and contained in the Tahoe Security Documents.

     NOW, THEREFORE, in consideration of Banks' consent to the transfer of HCR's fee and leasehold interests in and to the Real Property to HTMC and other good and valuable considerations described in the Fourth Amendment to Credit Agreement, the receipt whereof are hereby acknowledged, HTMC does hereby agree and affirm to Agent Bank and each of the Banks as follows:

     1. ASSUMPTION. HTMC shall and does hereby assume the Credit Agreement, the Notes and each of the Tahoe Security Documents and takes its ownership and leasehold interests in the Real Property subject to each and every duty, obligation, promise, covenant, warranty, representation and other commitment of HCR made in connection with the Credit Agreement, the Notes and each of the Tahoe Security Documents.

     2. JOINDER BY HCR. HCR joins in the execution of this Assumption Agreement for the purpose of evidencing its agreement and understanding that nothing herein contained shall be construed or deemed to be a release of HCR or any other Borrower from any of the terms, covenants, promises, assurances and provisions contained in the Credit Agreement, Notes or any of the Loan Documents.

     3. GOVERNING LAW. This Assumption Agreement shall be governed by the internal laws of the State of Nevada without reference to conflicts of law principles.

     4. COUNTERPARTS. This Assumption Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Assumption Agreement by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed as of the day and year first above written.

                                        HTMC:

                                        HARVEYS TAHOE MANAGEMENT
                                        COMPANY, INC., a Nevada
                                        corporation


                                        By /s/ Charles W. Scharer
                                          -----------------------------
                                          Charles W. Scharer,
                                          President


                                        HCR:

                                        HARVEYS CASINO RESORTS,
                                        a Nevada corporation


                                        By /s/ Charles W. Scharer
                                          -----------------------------
                                          Charles W. Scharer,
                                          President


                                        By /s/ William B. Ledbetter
                                          -----------------------------
                                          William B. Ledbetter,
                                          Secretary

                                        AGENT BANK:

                                        WELLS FARGO BANK,
                                        National Association,
                                        successor by merger to
                                        FIRST INTERSTATE BANK OF
                                        NEVADA, N.A., on behalf of
                                        itself and each of the Banks


                                        By /s/ Rob Medeiros
                                          ----------------------------
                                          Rob Medeiros,
                                          Vice President
STATE OF NEVADA          )
                         ) ss
COUNTY OF Douglas        )
          --------
     This instrument was acknowledged before me on July 28, 1997, by
CHARLES W. SCHARER as President of/for HARVEYS TAHOE MANAGEMENT COMPANY, INC.


/s/ Connie M. Friedman
----------------------------
Notary Public


STATE OF NEVADA          )
                         ) ss
COUNTY OF Douglas        )
          ---------
     This instrument was acknowledged before me on July 28, 1997, by CHARLES W. SCHARER as President of/for HARVEYS CASINO RESORTS.


/s/ Connie M. Friedman
----------------------------
Notary Public

STATE OF NEVADA          )
                         ) ss
COUNTY OF Douglas        )
               ---------
     This instrument was acknowledged before me on July 28, 1997, by WILLIAM B. LEDBETTER as Secretary of/for HARVEYS CASINO RESORTS.


/s/ Connie M. Friedman
----------------------------
Notary Public


STATE OF NEVADA          )
                         ) ss
COUNTY OF WASHOE         )

     This instrument was acknowledged before me on July 29, 1997, by MEDEIROS as Vice President of/for WELLS FARGO BANK.


/s/ Doreen Harris
----------------------------
Notary Public